SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        March 14, 2018
                        Date of Report
              (Date of Earliest Event Reported)

                     ANUTRA CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

              STILL SOUND ACQUISITION CORPORATION
       (Former Name of Registrant as Specified in its Charter)

Delaware                  000-55740                     81-4664596
(State or other       (Commission File Number)         (IRS Employer
jurisdiction of                                          Number)
incorporation)
                     248 Hatteras Avenue
                   Clermont, Florida 34711
       (Address of principal executive offices) (zip code)

                         321-221-0233
    (Registrant's telephone number, including area code)

                  9545 Wilshire Boulevard
             Beverly Hills, California 90212
       (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On March 15, 2018, Anutra Corporation (formerly Still Sound Acquisition Corporation) (the "Registrant" or the "Company") issued 6,000,000 shares of its common stock pursuant to Section 4(a)(2) of the Securities Act of 1933 at par representing 92% of the total outstanding 6,500,000 shares of common stock as follows:

         Angelo S. Morini              6,000,000

     With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company intends to develop its business plan by acquiring Anutra Super Grain LLC, a Florida company. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On March 14, 2018, the following events occurred which resulted in a change of control of the Registrant:

    The Registrant cancelled an aggregate of 19,500,000 of the then
         20,000,000 shares of outstanding stock valued at par.

    The then current officers and directors resigned.

    New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on January 18, 2017 as amended and supplemented by the information contained in this report.

    The Registrant has been formed to develop, market and sell the Anutra brand products of healthy whole foods. The Anutra line consists of over 22 food products representing years of research on Anutra
Chia to create healthy whole foods.   As a marketing and sales company,
the Registrant anticipates it will utilize radio, television, print, and social media advertising to reach the retail, food service sports nutrition and other markets.

ITEM 5.02  Departure of Directors or Principal Officers;
           Election of Directors

    On March 14, 2018, the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         Angelo S. Morini was names the sole director of the Registrant.

         Angelo S. Morini was named to serve as President, Secretary and Chief Financial Officer of the Registrant.

    Angelo S. Morini serves as President, Secretary, Chief Financial Officer and director of the Registrant. Mr. Morini has been involved in the food industry starting as a young boy in the family grocery. From 1970 to 1987, Mr. Morini created and developed Galaxy Foods which went public on NASDAQ SmallCap in 1987. He was Entrepreneur of the Year, State of Pennsylvania in 1975 and was featured on the cover of Success Magazine in 1992. In 1998, Mr. Morini rang the bell at the American Stock Exchange with Pizza Hut and Subway and again in 1999 co-branding with Galaxy, Pepsi Cola and Tropicana. Mr. Morini served on the Business Advisory Council under President George W. Bush. In 1989 he produced and directed Cooking with the Stars featuring top Hollywood celebrities.

    Beginning in 2003, Mr. Morini worked to develop and market plant based healthy whole foods based on the health benefits of the chia seed. In 2005, the FDA and USDA declared "regular food status" of the Anutra food products. Subsequently the products have been promoted by Christie Brinkley and Arnold Palmer. Mr. Morini is a graduate of the Ohio State University. He received an Honorable Discharge from the U.S. Navy in 1963. Mr. Morini has been featured in Time Magazine, Newsweek Magazine, IFT Magazine and has made hundreds of guest appearances on radio and television shows and has authored three books, including his most recent, "Anutra Grain".

                       SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             ANUTRA CORPORATION


Date: March 15, 2018
                            /s/ Angelo S. Morini, President